SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  July 13, 1995
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                DVL, INC.
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            (Exact name of registrant as specified in charter)


Delaware                           1-8356                   13-2892858

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(State or other Jurisdiction             (Commission                  (IRS
employer
of incorporation                          file number)
identification no.)


         24 River Road, Bogota, New Jersey  07603
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(Address of principal executive offices)


Registrant's telephone number, including area code 201-487-1300
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                         Not applicable
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           (Former name or former address, if changed since last report)

















Item 5.  Other Events
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        (a)  On July 13, 1995, DVL, Inc. ("DVL") was informed by
U.S. Realty Advisors, Inc. ("USRA") that USRA has determined to not proceed under the May 17, 1995 Letter of Intent to make secured advances to DVL of up to $10,000,000 for the purpose of acquiring and repaying certain existing indebtedness of DVL.

     DVL has asked its investment banker to reopen negotiations with other parties who previously expressed an interest in entering into a transaction with DVL, as well as additional parties who advised DVL they would like the opportunity to discuss a transaction with DVL if DVL did not close under the letter of intent with USRA.

        (b)  Exhibits
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     Press Release, dated July 17, 1995.


                         SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DVL, INC.


                                    By: Alan E. Casnoff
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Dated:  July 21, 1995                  Alan E. Casnoff
                                       President